EXHIBIT 10.1

Execution Copy

AMENDMENT NO. 3 TO THE FIFTH AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of July 26,  2013

AMENDMENT NO. 3 TO THE FIFTH AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Fifth Amended and Restated Credit and Reimbursement Agreement dated as of July 29, 2010 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Existing Bank Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors named therein, Citicorp USA, Inc., as Administrative Agent and the other Bank Parties, agents and arrangers party thereto;

(2)           WHEREAS, the Borrower, each Departing Revolving Credit Loan Bank (as defined in the Credit Agreement) and each Revolving Credit Loan Bank have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Bank Credit Agreement as set forth below (as amended and restated the “Credit Agreement”); and

(3)           WHEREAS, certain of the Banks have agreed to increase their Revolving Credit Loan Commitments and other have elected to reduce their Revolving Credit Loan Commitments, which will result in the Revolving Credit Loan Commitments being as set forth on Appendix I to the Existing Bank Credit Agreement, as amended and restated hereby.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                      Amendment.  As of the Amendment and Restatement Effective Date, the Existing Bank Credit Agreement is hereby amended and restated as set forth in Annex A hereto.  Each Bank, by executing this Amendment hereby confirms that, on the Amendment and Restatement Effective Date, after giving effect to (a) each Departing Revolving Credit Loan Bank’s and each Reducing Revolving Credit Bank’s (as defined in the Credit Agreement) sale and assignment of its Total Outstandings and Revolving Credit Loan Commitment and (b) each Assignee Revolving Credit Bank’s (as defined in the Credit Agreement) purchase and assumption  of such Total Outstandings and Revolving Credit Loan Commitments, the

Revolving Credit Commitment of such Bank shall be as set forth on such Bank’s executed signature page to this Amendment No. 3.

SECTION 2.                      Conditions to Effectiveness.  This Amendment shall become effective when, and only when, and as of the date (the “Amendment and Restatement Effective Date”) on which:

(a)           the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors, each Departing Revolving Credit Loan Bank and each Revolving Credit Loan Bank or, as to any of the Revolving Credit Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment;

(b)           the Agent shall have received payment of all accrued fees and expenses of the Arranger Parties (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof);

(c)           each Departing Revolving Credit Loan Bank and each Reducing Revolving Credit Bank shall have received payment in full of all accrued interest and fees owing to it under the Existing Bank Credit Agreement with respect to that portion of its Revolving Credit Loan Commitment being sold and assigned on the Amendment and Restatement Effective Date;

(d)           each Bank that executes a counterpart to this Amendment on or before 12:00 p.m. (New York City time) on July 23, 2013, shall have received a commitment fee (based on percentage set forth below for the original amount such Bank agreed to commit in respect of the Revolving Credit Loan Facility) of the amount of such Bank’s Revolving Credit Loan Commitment (as set forth on Appendix I to the Credit Agreement) as follows:

Bank’s Original Committed Amount	Commitment Fee
$75,000,000 or greater	0.50%
$50,000,000 to $74,999,999	0.375%
$25,000,000 to $49,999,999	0.25%

(e)           the Agent shall have received a favorable opinion or opinions of counsel to the Borrower addressed to the Agent and the Banks regarding the due authorization, execution and delivery and enforceability of this Amendment and other matters reasonably requested by the Agent;

(f)           the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Amendment and Restatement Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Amendment and Restatement Effective Date as though made on and as of such date (unless

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stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing; and

(g)           the Agent shall have received certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby and (B) all other documents evidencing other necessary corporate action and governmental or other third party approvals and consents, if any, with respect to this Amendment and the matters contemplated hereby.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.                      Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4.                      Reference to and Effect on the Financing Documents.  (a)  On and after the Amendment and Restatement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and restated hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment. Each of Borrower and AES BVI II (i) acknowledges and agrees that (A) each Financing Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms, as amended pursuant to this Amendment and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations on the terms and conditions set forth in the Collateral Documents, and (ii) hereby ratifies the security interests granted by it pursuant to the Collateral Documents and each of Borrower and AES BVI II hereby confirms and ratifies its continuing unconditional obligations under the Financing Documents with respect to all of the Secured Obligations.

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(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.                      Release of Subsidiary Guarantors.  Each Agent and Bank hereby consents to the amendments to the Credit Agreement effected hereby, including, without limitation, the release and termination  of the obligations of each Subsidiary Guarantor contained in Article IX of the Existing Credit Agreement or in any other Financing Documents.

SECTION 6.                      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                      WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.                      Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment

SECTION 9.                      Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:      /s/ Willard C. Hoagland, III
Title:           Vice President and Treasurer
Address:     4300 Wilson Boulevard
Arlington, VA  22203
Fax:              (703) 528-4510

GRANTOR: AES INTERNATIONAL HOLDINGS II, LTD., as Grantor

By:	/s/ Willard C. Hoagland, III
Title: President
	Address:	4300 Wilson Boulevard Arlington, VA
Fax: (703) 528-4510

SUBSIDIARY GUARANTORS: AES HAWAII MANAGEMENT COMPANY, INC., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
	Address:	4300 Wilson Boulevard Arlington, VA 22203
Fax: (703) 528-4510

AES NEW YORK FUNDING, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
	Address:	4300 Wilson Boulevard Arlington, VA 22203
Fax: (703) 528-4510

AES OKLAHOMA HOLDINGS, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
	Address:	4300 Wilson Boulevard Arlington, VA 22203
Fax: (703) 528-4510

AES WARRIOR RUN FUNDING, L.L.C., as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland, III
Title: Treasurer
	Address:	4300 Wilson Boulevard Arlington, VA 22203
Fax: (703) 528-4510

AGENTS: CITIBANK, N.A., as Agent

By:	/s/ Roland Kirkwood
Title: Director & Vice President
	Address:	390 Greenwich Street, 1st Floor New York, NY 10013

Fax: (646) 352-0795
Attention: Roland Kirkwood
Email: kirkwood.roland@citi.com

CITIBANK N.A., as Collateral Agent

By:	/s/ Roland Kirkwood
Title: Director & Vice President
	Address:	390 Greenwich Street, 1st Floor New York, NY 10013

Fax: (646) 352-0795
Attention: Roland Kirkwood

CITIBANK, N.A.,
as Bank

By:	/s/ Roland Kirkwood
Name: Kirkwood Roland
Title: Director & Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000.00

Associated Bank, N.A.,
as Bank

By:	/s/ Yolanda Meza
Name: Yolanda Meza
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$15,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$25,000,000.00

Bank of America, N.A.,
as Bank

By:	/s/ Jerry Wells
Name: Jerry Wells
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$50,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000.00

BARCLAYS BANK, PLC,
as Bank

By:	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000

BNP Paribas,,
as Bank

By:	/s/ Francis DeLaney
Name: Francis DeLaney
Title: Managing Director

By:	/s/ Pasquale Perraglia
Name: Pasquale Perraglia
Title: Director

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$25,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$25,000,000

Crédit Agricole Corporate and Investment Bank,
as Bank

By:	/s/ Deborah Kross
Name: Deborah Kross
Title: Director

By:	/s/ Ken Ricciardi
Name: Ken Ricciardi
Title: Director

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$25,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$25,000,000.00

CREDIT SUISSE, AG, Cayman Islands Branch,
as Bank

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000

Deutsche Bank AG New York Branch,
as Bank

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000

Goldman Sachs Bank USA,
as Bank

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$50,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000.00

HSBC Bank USA, National Association,
as Bank

By:	/s/ Alexandra Barrows
Name: Alexandra Barrows
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$25,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$25,000,000

JPMorgan Chase Bank, N.A.,
as Bank

By:	/s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$50,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000.00

MORGAN STANLEY BANK,N.A.,
as Bank

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000

Royal Bank of Scotland plc,
as Bank

By:	/s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Title: Director

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000

Societe Generale,
as Bank

By:	/s/ Yao Wang
Name: Yao Wang
Title: Director

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$25,000,000

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$25,000,000

Union Bank N.A.,
as Bank

By:	/s/ Michael Agrimis
Name: Michael Agrimis
Title: Vice President

Revolving Credit Loan Commitment under Existing Bank Credit Agreement:

$75,000,000.00

Revolving Credit Loan Commitment on Amendment and Restatement Effective Date under Credit Agreement:

$75,000,000.00

ANNEX A